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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 30, 1998


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    333-51279                  13-3633241
         --------                    ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


245 Park Avenue
New York, New York                                               10167
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(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000



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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 1998 among Structured Asset Mortgage Investments Inc., as depositor, Norwest Bank Minnesota, N.A., as master servicer, Provident Funding Associates, L.P., as servicer and The First National Bank of Chicago, as trustee.



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                                      -3-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                         STRUCTURED ASSET MORTGAGE
                                         INVESTMENTS INC.

                                         By: /s/ Mary Haggerty
                                             ---------------------------

                                         Name:  Mary Haggerty
                                         Title: Managing Director




Dated: December 15, 1998


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                                  EXHIBIT INDEX


            Item 601 (a) of          Sequentially
Exhibit     Regulation S-K           Numbered
Number      Exhibit No.              Description                        Page
------      -----------              -----------                        ----

1              4                     Pooling and Servicing                5
                                     Agreement


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                                     EXHIBIT